This is filed pursuant to Rule 497(e).
File Nos. 333-120487 and 811-21673.

      AB
AllianceBernstein
  Investments


                                        THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS
                                         -AllianceBernstein U.S. Value Portfolio
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Supplement dated October 9, 2009 to the Prospectus dated December 31, 2008 of the AllianceBernstein Pooling Portfolios offering shares of AllianceBernstein U.S. Value Portfolio (the "Prospectus").

AllianceBernstein U.S. Value Portfolio is hereinafter referred to as the Portfolio.

                                    * * * * *

The following information supplements certain information in the Prospectus under the heading "Management of the Portfolios - Portfolio Managers."

AllianceBernstein U.S. Value Portfolio
--------------------------------------

The management of, and investment decisions for, the Portfolio are currently made by the Adviser's U.S. Value Senior Investment Management Team. Effective on or about October 15, 2009, John Mahedy will no longer be a member of the Team. Joseph G. Paul now joins Marilyn G. Fedak, Christopher W. Marx, John D. Phillips and David Yuen as the persons with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. Mr. Paul is a Senior Vice President of the Adviser, with which he has been associated since prior to 2004.

                                    * * * * *

This Supplement should be read in conjunction with the Prospectus for the Portfolio.

You should retain this Supplement with your Prospectus for future reference.


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